SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                            TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                          Date of Report: May 20, 1996
                          ----------------------------


                      APPLIED SCIENCE AND TECHNOLOGY, INC.
                      ------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
                                    --------
                 (State or Other Jurisdiction of Incorporation)


        0-22646                                          04-2962110
- --------------------------------------------------------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)


                 35 Cabot Road, Woburn, Massachusetts 01801-1053
                 -----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (617) 933-5560
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)







                                TABLE OF CONTENTS

                                    FORM 8-K

                                  May 20, 1996



Item                                                                        Page
- --------------------------------------------------------------------------------

ITEM 5.           OTHER EVENTS
                  Announcement of no current plans
                  to call outstanding warrants                                 1

ITEM 7.           EXHIBIT                                                      1

SIGNATURE                                                                      2

EXHIBIT                                                                      E-1


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ITEM 5.           OTHER EVENTS

                  On May 20, 1996, Applied Science and Technology, Inc. (the "Registrant") announced that due to current market conditions and recent corporate events it did not intend to proceed with a redemption of its publicly traded redeemable warrants (the "Warrants") at this time, even though the Registrant did meet all of the requirements to redeem the Warrants.

ITEM 7.           EXHIBIT.

                  Exhibit
                     No.                        Title
                  -----------------------------------
                    99      Press Release issued by the Registrant.



                                       -1-






                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Applied Science and Technology, Inc.


                                            By:/s/ Richard S. Post
                                               -------------------
                                               Richard S. Post
                                               Chief Executive Officer


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